UNITED STATES
SECURITIES AND EXCHANGE COMMSSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 11, 2008

FIRST ROBINSON FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-29276	36-4145294
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

501 EAST MAIN STREET, ROBINSON. ILLINOIS 62454
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (618) 544-8621

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors, or Principal Officers; Election of Directors; or Appointment of Principal Officers

On January 15, 2008, the Board of Directors of First Robinson Financial Corporation (the “Company”) accepted the resignation of Director Donald K. Inboden, effective January 11, 2008.

Mr. Inboden’s resignation letter is attached to this Report as Exhibit 17.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of the Company amended Article V, Sections 1 and 2 of the Company’s By-laws (the “By-laws”), effective January 15, 2008, to allow the Company’s securities to be eligible for issuance under the direct registration system.

The Company’s By-laws, as amended, are attached as Exhibit 3.1 to this Report and are incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

Exhibits:

3.1	First Robinson Financial Corporation By-laws.

17     Letter of Resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ROBINSON FINANCIAL CORPORATION

Dated: January 17, 2008	By:	/s/ Rick L. Catt
Rick L. Catt, President/CEO